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                                 EXHIBIT 10.22

                          WEST INTERACTIVE CORPORATION

                                  DEMAND NOTE









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[LOGO]
INTERACTIVE CORPORATION                             402/573-1000   800/232-1800
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9223 Bedford Avenue - Omaha, NE 68134-4725


                                  DEMAND NOTE

$250,000.00                                                     OMAHA, NEBRASKA
- - -----------                                                     APRIL 11, 1995



     FOR VALUE RECEIVED, the undersigned promises to pay to the order of West Interactive Corporation on demand the sum of Two Hundred and Fifty Thousand Dollars and No/100 Cents ($250,000.00).

     To secure payment of this Note, Integrated Communication Network, Inc. hereby pledges to West Interactive Corporation and grants to West Interactive Corporation a security interest in Integrated Communication Network, Inc.'s 1995 Federal Tax Refund, as evidenced by the attached Universal Commercial Code Financing Statement. The security interest granted herein is given in addition to, and not in limitation or modification of, any other security interest now or hereafter given by Integrated Communication Network, Inc., Inc. or any party in connection with the indebtedness evidenced hereby or any other indebtedness of Integrated Communication Network, Inc. to West Interactive Corporation.

        The undersigned waives presentment, demand notice of dishonor, protest, and all other notices whatsoever, and agrees that the holder hereof may, from time to time, extend or renew this Note for any period and grant any releases, compromises, or indulgences with respect to this Note or any extension or renewal thereof, or any security therefore, or to any party liable thereunder or hereunder, all without notice to or consent of the undersigned, and without affecting the liability of the undersigned hereunder.

     The undersigned reserves the right to prepay both principal and interest without penalty.

                                        Integrated Communication Network, Inc.



                                   By:  /s/ David Greenberg
                                        ---------------------------------------
                                        David Greenberg, CEO

Witness: /s/ Donald Mann                     Date:  /s/ 4/25/96
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Address: /s/ 444 Brickell Avenue, Miami, FL 33131
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